Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 22: Income Taxes
Table 22.1 presents the components of income tax expense (benefit).
Table 22.1: Income Tax Expense (Benefit)

	Year ended December 31,
(in millions)	2022	2021	2020
Current:
U.S. Federal	$888	5,850	2,231
U.S. State and local	(45)	849	(310)
Non-U.S.	169	171	211
Total current	1,012	6,870	2,132
Deferred:
U.S. Federal	636	(1,446)	(2,440)
U.S. State and local	448	200	(789)
Non-U.S.	(9)	(46)	(60)
Total deferred	1,075	(1,292)	(3,289)
Total	$2,087	5,578	(1,157)

Table 22.2 reconciles the statutory federal income tax rate to the effective income tax rate. Our effective tax rate is calculated by dividing income tax expense (benefit) by income before income tax expense (benefit) less the net income from noncontrolling interests.

Table 22.2: Effective Income Tax Expense (Benefit) and Rate

	December 31,
	2022		2021		2020
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$3,206	21.0%	$5,697	21.0%	$466	21.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	556	3.7	1,046	3.9	65	2.8
Tax-exempt interest	(321)	(2.1)	(316)	(1.2)	(358)	(16.1)
Tax credits, net of amortization (1)	(1,264)	(8.3)	(1,001)	(3.7)	(626)	(28.2)
Nondeductible expenses (2)	560	3.7	368	1.4	199	9.0
Changes in prior year unrecognized tax benefits, inclusive of interest	(503)	(3.3)	(122)	(0.4)	(938)	(42.2)
Other	(147)	(1.0)	(94)	(0.4)	35	1.6
Effective income tax expense (benefit) and rate	$2,087	13.7%	$5,578	20.6%	$(1,157)	(52.1)%
(1)Includes LIHTC proportional amortization expense, net of tax of $1.2 billion at both 2022 and 2021, and $1.1 billion in 2020.
(2)Includes amounts related to nondeductible litigation and regulatory accruals in all years presented as well as a nondeductible goodwill impairment in 2021.
The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 22.3.

Table 22.3: Net Deferred Taxes

(in millions)	Dec 31, 2022	Dec 31, 2021
Deferred tax assets
Net operating loss and tax credit carry forwards	$5,513	382
Allowance for credit losses	3,393	3,415
Net unrealized losses on debt securities	3,193	—
Deferred compensation and employee benefits	2,799	3,124
Accrued expenses	1,843	1,300
Lease liabilities	1,132	1,142
Other	2,044	1,048
Total deferred tax assets	19,917	10,411
Deferred tax assets valuation allowance	(232)	(267)
Deferred tax liabilities
Mark to market, net	(11,081)	(3,631)
Leasing and fixed assets	(2,792)	(3,523)
Mortgage servicing rights	(2,153)	(2,414)
Basis difference in investments	(1,095)	(496)
Right-of-use assets	(935)	(948)
Intangible assets	(753)	(559)
Net unrealized gains from debt securities	—	(278)
Other	(1,006)	(1,082)
Total deferred tax liabilities	(19,815)	(12,931)
Net deferred tax liability (1)	$(130)	(2,787)
(1)The net deferred tax liability is included in accrued expenses and other liabilities.
Deferred taxes related to net unrealized gains (losses) on debt securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in accumulated OCI. See Note 24 (Other Comprehensive Income) for additional information.
We have determined that a valuation allowance is required for 2022 in the amount of $232 million, attributable to deferred tax assets in various state and non-U.S. jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized due to lack of sources of taxable income, limitations on carry back of losses or credits and the inability to implement tax planning to realize these deferred tax assets. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
Table 22.4 presents the components of the deferred tax assets related to net operating loss (NOL) and tax credit carry forwards at December 31, 2022.

Table 22.4: Deferred Tax Assets Related To Net Operating Loss and Tax Credit Carry Forwards (1)

(in millions)	Dec 31, 2022
U.S. Federal NOLs	$3,244
U.S. Federal tax credits	1,221
U.S. State NOLs and credits	974
Non-U.S. NOLs and credits	74
Total net operating loss and tax credit carryforwards	$5,513
(1)U.S. Federal NOLs have no expiration date. The remaining balances, if not utilized, mostly expire in varying amounts through December 31, 2042.
We do not intend to distribute earnings of certain non-U.S. subsidiaries in a taxable manner, and therefore intend to limit distributions to non-U.S. earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or non-U.S. taxes. All other undistributed non-U.S. earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.
Table 22.5 presents the change in unrecognized tax benefits.

Table 22.5: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2022	2021
Balance, beginning of period	$5,218	4,826
Additions:
For tax positions related to the current year	695	441
For tax positions related to prior years	358	259
Reductions:
For tax positions related to prior years	(514)	(124)
Lapse of statute of limitations	(13)	(164)
Settlements with tax authorities	(307)	(20)
Balance, end of period	$5,437	5,218
Of the $5.4 billion of unrecognized tax benefits at December 31, 2022, approximately $3.6 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We account for interest and penalties related to income tax liabilities as a component of income tax expense. As of December 31, 2022 and 2021, we have accrued expenses of approximately $436 million and $914 million, respectively, for interest and penalties. In 2022 and 2021, we recognized income tax benefit, net of tax, of $385 million and $33 million, respectively, related to interest and penalties.
We are subject to U.S. federal income tax as well as income tax in numerous state and non-U.S. jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and non-U.S. income tax examinations for taxable years prior to 2011. It is reasonably possible that one or more of the examinations or appeals may be resolved within the next twelve months resulting in a decrease of up to $1.4 billion of our gross unrecognized tax benefits. Table 22.6 summarizes our major tax jurisdiction examination status as of December 31, 2022.

Table 22.6: Tax Examination Status

Jurisdiction	Tax Year(s)	Status
United States	2011-2014	Administrative appeals
United States	2015-2020	Field examination
California	2015-2016	Field examination
New York	2015-2019	Field examination